EXHIBIT 23.1





            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement on Form S-8 of our report dated April 15, 2006 relating to the consolidated financial statements of GreenShift Corporation as of December 31, 2005 and for the nine months then ended.

                                  /s/ Rosenberg Rich Baker Berman & Company
                                      -------------------------------------
                                      Rosenberg Rich Baker Berman & Company

Bridgewater, New Jersey
March 22, 2007